UNANIMOUS CONSENT OF THE
BOARD OF DIRECTORS OF INLAND REAL ESTATE LB I CORPORATION




The undersigned, being all of the Directors of Inland Real Estate
LB I Corporation, a Delaware corporation (the "Corporation"), do hereby adopt the following resolutions:

WHEREAS, Lehman Brothers Holdings Inc., doing business as Lehman Capital, a division of Lehman Brothers Holdings Inc. ("Lender"), proposes to make a loan ( the "Loan") to Inland Real Estate LB I LLC ("Borrower") in the principal amount of approximately $62,000,000.00 or such other amount as is acceptable to the officer executing the Loan Documents to be secured by, among other things, a first mortgage lien on the properties located on Exhibit A attached hereto and made a part hereof;

WHEREAS, the Corporation is the sole member of the Borrower;

WHEREAS, Gary Pechter, counsel to the Corporation, has reported to the undersigned that he has reviewed (i) a proposed form of Loan Agreement ("Agreement") pursuant to which the Loan is being made,
(ii) a proposed form of the Promissory Note (the "Note") evidencing the Loan, and (iii) proposed forms of the other Loan Documents (as defined in the Agreement);

NOW, THEREFORE, it is resolved that the President, any Vice President or the Treasurer of the Corporation is authorized, directed and empowered in the name and on behalf of the Corporation, in its own capacity and on behalf of the Borrower, to take such action and execute such documents as may be required from time to time in connection with the Loan, including, but not limited to the execution of the Loan Documents to which the Corporation or the Borrower are a party, upon presentation by Gary Pechter;

FURTHER RESOLVED, Patricia A. Challenger and Mark Zalatoris are each hereby specially appointed as Vice Presidents of the Corporation for the sole and exclusive purpose of executing on behalf of the Corporation, in its own capacity and on behalf of the Borrower, the Agreement, the Note and the other Loan Documents;

FURTHER RESOLVED, Gary Pechter is hereby specially appointed Assistant Secretary of the Corporation for the sole and exclusive purpose of attesting the signature of other officers to the Corporation and to execute certificates as he may deem necessary and appropriate to effect the purpose and intent of the foregoing resolutions;

FURTHER RESOLVED, that the President, any Vice President or the Treasurer of the Corporation, and Gary Pechter, as counsel and Assistant Secretary for the Corporation, are each hereby authorized, directed and empowered, in the name and on behalf of the Corporation, in its own capacity and on behalf of the Borrower, to execute and deliver any and all other agreements, certificates and documents which they shall deem necessary or appropriate to effect the purpose and intent of the foregoing resolutions; and


FURTHER RESOLVED, that all acts and deeds heretofore done by any director or officer of the Corporation for and on behalf of the Corporation, in its own capacity and on behalf of the Borrower, in entering into, executing, acknowledging or attesting any arrangements, agreements, instruments or documents in carrying out the terms and intentions of the foregoing resolutions are hereby ratified, approved and confirmed.

Dated: September 25, 1998

                         /s/ Robert D. Parks


                         /s/ G. Joseph Cosenza


                         /s/ Heidi N. Lawton


                         /s/ Roland W. Burris


                         /s/ Joel G. Herter

                         /s/ Mark A. Ferucci
                             Being the Sole Directors of the
                             Corporation




EXHIBIT A


Lake Park Plaza Shopping Center, Michigan City, IN

St. James Crossing Shopping Center, Westmont, IL

Homewood Plaza Shopping Center, Homewood, IL

High Point Centre Shopping Center, Madison, WI

Chestnut Court Shopping Center, Darien, IL

Oak Forest Commons Shopping Center, Oak Forest, IL

Naper West Plaza Shopping Center, Naperville, IL

Bergen Plaza Shopping Center, Oakdale, Minnesota

Wauconda Shopping Center, Wauconda, Illinois

Wisner/Milwaukee Plaza Shopping Center, Chicago, IL

Western Howard Shopping Center, Chicago, IL

Elmhurst City Centre, Elmhurst, IL